SERIES A TCI VENTURES GROUP                   SERIES A TCI VENTURES GROUP

COMMON STOCK                                  COMMON STOCK

Number                                        Shares
------                                        ------

VA__________________________________          _________________________________
INCORPORATED UNDER THE LAWS                   SEE REVERSE FOR CERTAIN
OF THE STATE OF DELAWARE                      DEFINITIONS

                                                               CUSIP 89724V 88 7

                                  [TCI LOGO]
                           TELE-COMMUNICATIONS, INC.
                   SERIES A TCI VENTURES GROUP COMMON STOCK


THIS CERTIFIES THAT


is the owner of


          FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES A TCI VENTURES GROUP COMMON STOCK OF THE PAR VALUE OF $1 PER SHARE OF TELE-COMMUNICATIONS, INC. (the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate property endorsed. The Corporation will furnish without charge to each stockholder who so request the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED:

          THE BANK OF NEW YORK
              (NEW YORK)
                                   TRANSFER AGENT
                                   AND REGISTRAR

                           TELE-COMMUNICATIONS, INC.
                              CORPORATE SEAL 1994
                                  -DELAWARE-

BY:                      /s/ Stephen M. Brett          /s/ Leo J. Hindery, Jr.
                         --------------------          -----------------------
AUTHORIZED SIGNATURE     SECRETARY                     PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenants in common              UNIF GIFT MIN ACT ________ Custodian _________
TEN ENT -   as tenants by the entireties                         (Cust)             (Minor)

JT TEN  -   as joint tenants with right of           under Uniform Gifts to Minors Act
            survivorship and not as tenants
            in common                                ----------------------------------------
                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

For Value received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------

--------------------------------------------------------------------------------
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

--------------------------------------------------------------------------------

_____________________________________________________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ________________________________

                    X_______________________________________________

                    X_______________________________________________
                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:

By: ____________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.